                                                                       EXHIBIT 9


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 15, 2002





/s/ Bernard E. Anderson
-----------------------
Bernard E. Anderson

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company, and each or any of them, her true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 15, 2002






/s/ Dorothy M. Brown
--------------------
Dorothy M. Brown

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 17, 2002






/s/ Robert J. Casale
--------------------
Robert J. Casale

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 15, 2002






/s/ Nicholas DeBenedictis
-------------------------
Nicholas DeBenedictis

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 15, 2002






/s/ Philip C. Herr, II
----------------------
Philip C. Herr, II

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 14, 2002






/s/ J. Richard Jones
--------------------
J. Richard Jones

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 16, 2002






/s/ John P. Neafsey
-------------------
John P. Neafsey

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 12, 2002





/s/ Charles L. Orr
------------------
Charles L. Orr

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 16, 2002






/s/ Harold A. Sorgenti
----------------------
Harold A. Sorgenti

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, his true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 16, 2002





/s/ Robert W. Kloss
-------------------
Robert W. Kloss

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, her true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date:    April 16, 2002




/s/ Mary Lynn Finelli
---------------------
    Mary Lynn Finelli

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Michael A. Bazany, Jr., James Bernstein, Becky L. Bradley, Katherine DePeri, John P. Duke, and Christine Mullen, each an Assistant General Counsel or Assistant Secretary of Provident Mutual Life Insurance Company ("Provident Mutual"), and each or any of them, her true and lawful attorney and agent, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Provident Mutual to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's registration statements (including amendments and post-effective amendments) for its variable life and variable annuity products filed pursuant to such Acts, including the power and authority to sign in the name and on behalf of the undersigned as a director of Provident Mutual such registration statements and any and all amendments and supplements to such registration statements filed or to be filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


Date:    April 16, 2002




/s/ Linda M. Springer
---------------------
    Linda M. Springer